Investor Presentation January 2026

This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2024, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. Financial data throughout this presentation is as of or for the quarter ended September 30, 2025, unless otherwise noted. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Due to rounding, figures in this presentation may not result in the totals presented. This presentation also includes non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation financial measures prepared in accordance with GAAP to the most directly comparable non-GAAP financial measures. Please refer to Other Definitions in the Appendix of this presentation for definitions of capitalized terms not otherwise defined in this presentation. 2 Safe Harbor Statement

3 Cautionary Statement Regarding Endnotes You are encouraged to carefully read the endnotes that are a part of this presentation and start on slide 27 hereto. The endnotes include important information, including details regarding the assumptions we utilize to prepare the illustrative examples contained herein. Such illustrative examples are not a guarantee of future performance and should not be considered financial guidance. The endnotes also point out that certain of the statements contained herein are subject to a number of assumptions and other factors, many of which are beyond the Company's control, and that actual results may differ from the statements contained herein, and such differences may be material. The endnotes also help the reader identify certain forward-looking statements and provide further detail about certain of the statements contained herein, including some of the non-GAAP metrics.

Company Overview

• An internally-managed commercial real estate finance company operating as a REIT, that is focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties in the U.S. • Investment objective emphasizes preservation of capital while generating attractive risk-adjusted returns over the long-term, primarily through dividends derived from income produced by the loan portfolio • $1.8 billion* defensively-positioned nationwide investment portfolio that is diversified across property types, regions and sponsors • Solution-driven senior investment team with deep industry relationships and decades of commercial real estate lending experience across economic, credit and interest rate cycles • Conservatively managed balance sheet with a well-balanced funding profile, moderate leverage and $582 million of equity capital 5 * Includes maximum loan commitments. Outstanding principal balance of $1.7 billion Company Overview

Corporate Snapshot

$1.8 billion* Portfolio of 44 Loan Investments	**100% Loans** 99% Senior Loans 97% Floating Rate	**~$39.1 million** Average UPB	**7.5%** Realized Loan Portfolio Yield**	**65.0%** Weighted Average LTV**
$1.7 billion Financing Capacity $1.2B Outstanding	**1.9x** Total Debt-to-Equity Leverage**	**0.8x** Recourse Debt-to-Equity Leverage**	**~63%** Non-Mark-to-Market Borrowings	**$65.3 million†** Cash Balance

STRATEGY OVERVIEW

- Originate and manage floating-rate first mortgage loans on high-quality transitional U.S. commercial real estate
- Long-term, fundamental value-oriented philosophy
- Emphasis on relative value investing, selectivity and broad portfolio diversification
- A respected lending platform and an established, repeat CRE CLO issuer
- Well-balanced capitalization profile with moderate leverage
- Long-standing industry relationships

BALANCE SHEET OVERVIEW

Investment Portfolio(1)



Hotel, 6.5%
Other, 2.5%
Industrial, 7.2%
Retail, 8.7%
Office, 41.9%
Multifamily, 33.2%

*Realized Loan Portfolio Yield: 7.5%***

Capitalization



Secured Credit Facility
Repurchase Facilities
CLOs

Cost of Funds: 7.5%

* Includes maximum loan commitments. Outstanding principal balance of $1.7 billion
** See definition in the appendix
† As of December 31, 2025

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Investment Highlights 7 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM ▪ Each senior investment team member has over 20-25 years of experience in the commercial real estate debt markets, including extensive backgrounds in investment management and structured finance ▪ Broad and long-standing direct relationships within the commercial real estate lending market ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY ▪ The CRE lending markets have and are expected over time to offer an enduring opportunity for non-bank specialty finance companies, which are anticipated to continue to gain market share from the banks over the long-term ▪ Senior floating-rate loans likely to remain an attractive relative value proposition over time DIFFERENTIATED DIRECT ORIGINATION PLATFORM ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high-quality, experienced sponsors across the top institutional markets ▪ Geographic diversification helps mitigate concentrated event risk ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria WELL-DIVERSIFIED AND GRANULAR INVESTMENT PORTFOLIO ▪ Portfolio with total loan commitments of $1.8 billion*, a weighted average stabilized LTV of 65.0%** and a realized loan portfolio yield of 7.5%** ▪ 100% loan portfolio well-diversified across property types, regions and sponsors DIVERSIFIED FINANCING PROFILE ▪ Moderate balance sheet leverage and a balanced funding mix including CLO securitizations, repurchase facilities, and a secured credit facility ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and other types of funding facilities * Includes maximum loan commitments. Outstanding principal balance of $1.7 billion ** See definition in the appendix

Experienced and Cycle-Tested Senior Leadership 8 JACK TAYLOR PRESIDENT AND CHIEF EXECUTIVE OFFICER • Previous experience: Head of Global Real Estate Finance, Prudential Real Estate Investors; earlier built and led real estate finance businesses at: Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners • Holds a J.D. from Yale Law School, a MSc. in international relations from LSE and a B.A. in philosophy from the University of Illinois 25+ YEARS OF EXPERIENCE STEPHEN ALPART CHIEF INVESTMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance, debt investing and workout/restructuring experience at GMACCM/Capmark, UBS/PaineWebber and E&Y Kenneth Leventhal • Holds a M.B.A. in Finance & Real Estate from NYU and a B.S. in Business Administration, Accounting and Economics from Washington University 25+ 25+ 20+ 15+ ETHAN LEBOWITZ CHIEF OPERATING OFFICER • Previous experience: Held various positions at Prudential Real Estate Investors, most recently serving as Managing Director at GPMT • Holds a B.A. in History from Brandeis University PETER MORRAL CHIEF DEVELOPMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Over 25 years of CRE debt experience with senior positions in origination, capital markets, credit, distribution, and investing in various capacities at: Annaly, UBS, Wachovia, and Bank of America • Holds a M.B.A. from the Ohio State University and a B.L.A. in History from the University of Connecticut BLAKE JOHNSON CHIEF FINANCIAL OFFICER • Previous experience: Served in various positions at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, most recently serving as its Acting Chief Accounting Officer and previously as its Controller • Holds B.A. in Business Administration and an M.S. in Accountancy from the University of St. Thomas, an M.B.T. from the University of Minnesota and an MSc in Finance from the London Business School; CPA and CFA® Charterholder

Seasoned and Cohesive Team with Top-Tier Multidisciplinary Expertise 9 DECADES OF BROAD EXPERIENCE SUCCESSFULLY NAVIGATING MANY ECONOMIC AND MARKET CYCLES ✓ Decades of balance sheet lending experience managing unlevered and levered portfolios of CRE debt investments and serving as a fiduciary for third party investor capital ✓ Successfully and profitably navigated multiple economic, real estate and capital markets cycles, benefiting from credit discipline as well as extensive asset management and workout experience ✓ Developed a CRE debt platform within a public mortgage REIT; executed an IPO/Spin-off of GPMT and successfully raised additional growth capital ✓ Established GPMT as a leading balance sheet CRE lender with long-standing borrower, property owner and broker relationships driving significant volume of directly originated attractive investment opportunities ✓ GPMT has a well-balanced funding profile, is a large and repeat CRE CLO issuer, and has access to multiple financing sources ✓ Internally-managed structure with a fully staffed, cross functional team with multidisciplinary experience provides many benefits and positions the company well for accretive growth and realization of economies of scale Real Estate Finance Credit Risk Underwriting Direct Loan Origination Asset Finance & Capital Markets Ratings Agency Asset Mgmt., Loan Workouts & REO Private Credit & Equity CMBS Conduit & Loan Securitization Legal & Corporate Governance Human Resources Strategy & Corporate Finance Audit, Tax & Corporate Treasury MULTIDISCIPLINARY EXPERTISE

Investment Strategy and Origination Platform

Investment Strategy Targeting Senior Loans

FLOATING RATE FIRST MORTGAGE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR AT AN ATTRACTIVE POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE

- Our senior loans are senior to a property owner's significant equity investment
- The borrower's equity investment usually provides a credit support cushion of 25-35% of a property's value
- Focused approach to direct originations and intensive credit underwriting creates attractive first mortgage loan investments with downside protection
- Prioritizing lending on income producing, institutional-quality properties produces cash flow coverage for our loans and generates attractive risk-adjusted returns on our investments

ILLUSTRATIVE PROPERTY CAPITAL STRUCTURE


LTV
48.75%
Financing Facility Advance $48.75 million
GPMT Senior Loan $65 million
65%
GPMT Equity Investment $16.25 million
Borrower's Equity $35 million
100%
$100 million

11

* See definition in the appendix Target Investments and Portfolio Construction 12 KEY TENETS OF STRATEGY PORTFOLIO CONSTRUCTION ✓ Long-term, fundamental, value-driven philosophy avoiding “sector bets” and “momentum investments” ✓ Emphasize durable and identifiable cash flow rather than sale value of collateral property by lending on income- producing, institutional-quality real estate ✓ Intensive, multifaceted credit diligence through bottom-up underwriting and prioritizing high-quality, well-capitalized and experienced sponsors ✓ Thoughtfully structured loans that provide downside protection; the property is the collateral, but the loan is the investment ✓ Active balance sheet and liquidity management; moderate leverage and maintaining access to a diverse set of funding sources while prioritizing stability of non-mark-to- market financing ✓ Nationwide portfolio constructed on a loan-by-loan basis emphasizing diversification by property type, market and sponsorship ✓ Floating rate first mortgage loans secured by income- producing U.S. commercial real estate ✓ Loans of $20 million to $75 million secured by a variety of asset types (primarily multifamily, office, warehouse/industrial, self-storage, and others) ✓ Transitional properties located in the top institutional markets across the U.S. with strong economic, demographic and real estate fundamentals ✓ Stabilized LTVs* generally ranging from 55% to 70% ✓ Generally, target loan yields of SOFR + 2.5% to 4.0%+ ✓ Sponsorship, business plan and loan terms are key considerations in addition to the quality of property collateral, demographics and geographic location THE COMPANY HAS A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN TESTED THROUGH MULTIPLE ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES

Relationships •Directly sourcing a large volume of investment opportunities through established relationships, high-integrity reputation and extensive market knowledge and experience •Originating loans often involves multiple counterparties, including both operators and mortgage brokers, and established relationships with multiple touch points help drive transaction volume Process •Employ a highly-disciplined sourcing, screening and underwriting process focused on resource efficiency, to identify the best investment opportunities and provide reliable, timely and creative solutions to borrower counterparties •The origination process is combined with the financing and capital markets function, driving an efficient feedback loop during underwriting and structuring Results •Many lending opportunities are time of the essence, creating a need for reliability and reputation for acting in good faith, which offers a means of differentiation and drives repeat business •Since inception in 2015, the team has sourced and evaluated tens of billions of dollars of opportunities, while closing on over $7 billion of loan investments Direct Origination Platform Supported by Strong Reputation and Longstanding Relationships DIFFERENTIATED ORIGINATION STRATEGY TARGETING HIGH-QUALITY LOANS ON INSTITUTIONAL-QUALITY PROPERTIES ACROSS ATTRACTIVE MARKETS WITH WELL-CAPITALIZED AND EXPERIENCED SPONSORS • Borrowers range from large private equity firms and national operators to regional and local owners/operators with extensive market and property-type expertise • Origination team of 10 with senior members having over 20-25+ years of experience 13

Rigorous and Highly Selective Investment Process

ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH THE MOST ATTRACTIVE INVESTMENTS ARE SELECTED FOR OUR PORTFOLIO

Billions of dollars of investment opportunities annually are sourced and reviewed

For every 100 transactions we source and review, on average, we do a deeper review on approximately 25% of them ...

... and historically, we close and fund 2-3% of the opportunities we review

MULTIPLE SOURCING CHANNELS



Co-Lenders
PE Firms
Brokers
Funds
Owners / Operators
REITs

HOW WE DIFFERENTIATE OURSELVES

- ✓ Deep relationships
- ✓ Reputation as a high-integrity partner providing certainty of and speed of execution
- ✓ Solution driven ideas and flexibility to accommodate property business plans

Credibility, solution driven ideas, reliability and reputation drive repeat business and the Company's success as a direct origination platform

14

Credit Culture Based on Key Principles 15 • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture • Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring • Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting ▪ Property ▪ Markets ▪ Sponsor ▪ Business plan Structuring ▪ Legal document diligence ▪ Loan structure ▪ Lender rights Asset Management ▪ Accountability for loan performance ▪ Proactive monitoring ▪ Borrower dialogue OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS

Coordinated and Comprehensive Approach to Asset Management 16 ORIGINATION TEAM THAT SOURCES A LOAN REMAINS RESPONSIBLE FOR ASSET MANAGING IT THROUGHOUT ITS LIFECYCLE UNTIL REPAYMENT • 5-point loan risk rating system • Deal teams retain key decision-making authority on asset management (budgets, lease approvals, monitoring, tracking business plan, etc.) – Frequent communication and feedback with property owners • While key decision-making authority is held by the Company, third party servicers are used to increase efficiency and leverage internal resources – Longstanding relationship with Trimont Real Estate Advisors – Handpicked team at Trimont of fully-dedicated and experienced asset management and servicing professionals • Asset management provides a key early warning system for credit issues, and in many cases can prevent them from occurring – Monitor to ensure compliance with loan terms – Review draw requests for leases and capital items – Remain proactive when business plans begin to slip • Transitional business plans are by nature organic and are expected to evolve over time – Ongoing proactive asset management is a critical component of risk management and in meeting the ongoing needs of borrowers as their business plans evolve

Portfolio Overview

Loan Portfolio Overview 18 PROPERTY TYPE(1) REGION(1) * See definition in the appendix ** See definition in the appendix. Includes nonaccrual loans KEY LOAN PORTFOLIO STATISTICS Total Loan Commitments $1.8 billion Outstanding Principal Balance $1.7 billion Number of Investments 44 Average UPB ~$39.1 mil Realized Loan Portfolio Yield** 7.5% Weighted Average Stabilized LTV at Origination* 65.0% Weighted Average Fully- Extended Remaining Term(2) 1.0 years Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 65.0%*

Loan Investment Portfolio Credit Overview 19 CECL RESERVE BY QUARTER ($ in m i l l ions ) CECL RESERVE AS % OF COMMITMENTS BY QUARTER STABILIZED LTV AT ORIGINATION RISK RATINGS Weighted average portfolio risk rating of 2.8

▪ Three loans risk rated “5” with an aggregate unpaid principal balance of $196.3 million ▪ Focused on proactive asset management and targeting resolution options, which may include foreclosure, deed-in-lieu, loan restructuring or collateral sale ▪ Specific CECL reserves of approximately 44% of unpaid principal balance Overview of Risk-Rated “5” Loans 20 Minneapolis, MN Office(3) Chicago, IL Retail(4) Tempe, AZ Hotel(5) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Origination Date August 2019 July 2019 January 2018 Collateral Property 409,000 sq. ft. office 21,565 sq. ft. retail 186-key hotel Total Commitment $93 million $76 million $29 million Current UPB $93 million $76 million $27 million Cash Coupon* S+2.8% S+3.7% S+5.2% * Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans

Real Estate Owned 21 Miami Beach, FL Maynard, MA • Property: 140,000 square foot, Class “A” office building with ground floor retail space and a 499-space parking garage • Carrying Value: $70.7 million • Strategy: Improve operating performance and evaluate for eventual sale • Property: 1,050,000 square foot, “brick and beam” office campus with 130 self storage units, 13 buildings, situated on 53 acres • Carrying Value: $34.8 million • Strategy: Improve operating performance and evaluate for eventual sale

Financial Highlights and Capitalization

FINANCIAL SUMMARY ▪ GAAP Net (Loss) attributable to common stockholders of $(0.6) million, or $(0.01) per basic weighted average common share ▪ Distributable Earnings (Loss)(6) of $(18.9) million, or $(0.40) per basic weighted average common share ▪ Distributable Earnings (Loss) Before Realized Gains and Losses(6) of $0.9 million, or $0.02 per basic weighted average common share PORTFOLIO ACTIVITY ▪ Net loan portfolio activity of $(109.7) million in unpaid principal balance ▪ $(72.4) million in loan repayments ▪ Inclusive of the $(3.4) million partial paydown on a risk rated “5” loan secured by office and retail property located in Chicago, IL ▪ One loan resolution of $(50.0) million, inclusive of a write-off of $(19.4) million ▪ Previously reserved for through a recorded $(22.6) million allowance for credit losses, resulting in a GAAP benefit from provision for credit losses of approximately $3.2 million ▪ Fundings of $12.7 million, inclusive of capitalized interest of $0.4 million PORTFOLIO OVERVIEW ▪ Loan portfolio of $1.8 billion(*) in total loan commitments across 44 loan investments ▪ Total CECL reserve of $133.6 million, or 7.4% of total loan portfolio commitments ▪ Weighted average loan portfolio risk rating of 2.8 ▪ Held two REO assets with an aggregate carrying value of $105.5 million(7) CAPITALIZATION & LIQUIDITY ▪ Extended the maturity of the secured credit facility to December 2026 ▪ Reduced the financing spread by 75 basis points and reduced borrowings by $7.5 million ▪ Total Leverage Ratio of 1.9x Q3 2025 Summary Results 23* Includes maximum loan commitments. Unpaid loan principal balance of $1.7 billion

Funding Mix and Capitalization Highlights

WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE

FINANCING SUMMARY ($ in millions)

($ in millions)	Total Capacity	Outstanding Balance	Weighted Average Cost	Advance Rate	Non-MTM
Repurchase Facilities	$947	$438	S+2.89%	57.7%	
Secured Credit Facility	$100	$79	S+5.75%	53.9%	✓
CLO-3 (GPMT 2021-FL3)		$318	S+2.54%	80.7%	✓
CLO-4 (GPMT 2021-FL4)		$359	S+1.93%	77.3%	✓
Total Borrowings		**$1,194**			
Preferred Equity		$206			
Common Equity		$376			
Stockholders' Equity		**$582**			

LEVERAGE RATIOS



1.9
0.8
9/30/2025
Recourse Leverage
Total Leverage

GPMT MAINTAINS A CONSERVATIVE FINANCIAL POLICY

- ✓ Generally, seek to match fund assets and liabilities to minimize interest-rate risk and duration
- ✓ Proven access to diverse sources of public and private equity and debt capital at the corporate and asset level
- ✓ Emphasis on liability management with meaningful proportion of non-recourse and non-mark-to-market borrowings
- ✓ Aim to maintain ample liquidity across market cycles; approximately $65.3 million of cash*
- ✓ Active monitoring of various covenants and leverage ratios when making capital and funding decisions; Target total leverage ratio of 3.0x–3.5x

FUNDING MIX



Secured Credit Facility
Repurchase Facilities
CLOs

~63% Non–MTM

* As of December 31, 2025

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PORTFOLIO ACTIVITY(*) ▪ During the quarter, the Company has funded approximately $4.8 million in unpaid principal balance on existing loans and has realized about $39.0 million in full and partial principal repayments ▪ Further reduced the secured credit facility borrowings by $7.5 million CAPITALIZATION & LIQUIDITY ▪ Refinanced Maynard, MA, REO with a first mortgage of $18.0 million and a financing spread of S+3.05% ▪ As of December 31, 2025, carried approximately $65.3 million in unrestricted cash Q4 2025 Business Update 25* As of November 30, 2025

Endnotes

Endnotes 27 1) Mixed-use properties represented based on allocated loan amounts. Percentages are based off of carrying value 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable 3) Loan was placed on nonaccrual status in Q3 2022 4) Loan was placed on nonaccrual status in Q4 2023 5) Loan was placed on nonaccrual status in Q3 2025 6) Non-GAAP measure. See slide 31 in the Appendix for a reconciliation to financial results prepared in accordance with GAAP 7) Includes $9.8 million in other assets and liabilities related to leases

Appendix

Summary Income Statement ($ in millions, except per share data) (Unaudited) Net Interest Income $10.3 (Provision for) Benefit from Credit Losses $1.6 Revenue / (Expenses) from REO Operations, net $(2.2) Operating Expenses $(6.7) Dividends on Preferred Stock $(3.6) GAAP Net (loss) attributable to common stockholders $(0.6) Net (loss) Per Basic Wtd. Avg. Common Share $(0.01) Net (loss) Per Diluted Wtd. Avg. Common Share $(0.01) Common Dividend Per Share $0.05 Series A Preferred Dividend Per Share $0.4375 Basic Wtd. Avg. Common Shares 47,394,519 Diluted Wtd. Avg. Common Shares 47,394,519 Q3 2025 Financial Summary 29 Summary Balance Sheet ($ in millions, except per share data, reflects carrying values) (Unaudited) Cash $62.7 Restricted Cash $11.2 Loans Held-for-Investment, net $1,582.7 Real Estate Owned, net(*) $105.5 Repurchase Facilities $438.1 Securitized (CLO) Debt $677.1 Secured Credit Facility $79.3 Preferred Equity $205.7 Common Equity $376.3 Total Stockholders’ Equity $582.0 Common Shares Outstanding 47,394,519 Book Value Per Common Share $7.94 * Includes $9.8 million in other assets and liabilities related to leases

Q3 2025 Earnings and Book Value Per Share

- GAAP Net (Loss) attributable to common stockholders of $(0.6) million, or $(0.01) per basic weighted average common share, inclusive of a $1.6 million, or $0.03 per basic weighted average common share, benefit from credit losses
- Book value per share of common stock at September 30, 2025, was $7.94, inclusive of $(2.82) per basic common share of total CECL reserve

BOOK VALUE PER COMMON SHARE OUTSTANDING ROLLFORWARD



Represents $(0.01) GAAP Net (Loss) per basic common share
$7.99
$0.06
$(0.07)
$(0.05)
$0.01
$7.94
6/30/2025
GAAP Net Income
Series A Preferred Dividend Declaration
Common Stock Dividend Declaration
Equity Compensation, Net
9/30/2025

30

Quarterly Per Share Calculations

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

($ in millions, except per share data) (unaudited)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
GAAP Net (loss) income attributable to common stockholders	**$ (34.6)**	**$ (42.4)**	**$ (10.6)**	**$ (17.0)**	**$ (0.6)**
Adjustments:					
Provision for (Benefit from) Credit Losses	$ 27.9	$ 37.2	$ 3.8	$ 11.0	$ (1.6)
Non-Cash Equity Compensation	$ 2.5	$ 0.4	$ 2.4	$ 2.2	$ 0.9
Depreciation and Amortization Expense on Real Estate Owned	$ 1.9	$ 1.9	$ 1.4	$ 2.1	$ 2.2
(Gain)/Loss on Real Estate Owned	$ —	$ —	$ —	$ (0.3)	$ —
Distributable Earnings (Loss) Before Realized Gains and Losses*	**$ (2.2)**	**$ (3.0)**	**$ (3.0)**	**$ (2.0)**	**$ 0.9**
Write-offs	$ (44.6)	$ (95.2)	$ (24.6)	$ (36.1)	$ (19.8)
Recoveries of Previous Write-offs	$ 8.8	$ —	$ —	$ —	$ —
Gain/(Loss) on Real Estate Owned	$ —	$ —	$ —	$ 0.3	$ —
Accumulated Depreciation and Amortization on REO Sale	$ —	$ —	$ —	$ (7.6)	$ —
Distributable Earnings (Loss)*	**$ (38.0)**	**$ (98.2)**	**$ (27.7)**	**$ (45.3)**	**$ (18.9)**
Basic Wtd. Avg. Common Shares	50,526,492	49,492,595	48,668,667	48,030,130	47,394,519
Distributable Earnings (Loss) Before Realized Gains and Losses* per Basic Wtd. Avg. Common Share	**$ (0.04)**	**$ (0.06)**	**$ (0.06)**	**$ (0.04)**	**$ 0.02**
Distributable Earnings (Loss)* per Basic Wtd. Avg. Common Share	**$ (0.75)**	**$ (1.98)**	**$ (0.57)**	**$ (0.94)**	**$ (0.40)**

GAAP BOOK VALUE PER SHARE

($ in millions, except per share data) (unaudited)	09/30/2024	12/31/2024	03/31/2025	06/30/2025	09/30/2025
Total Equity	**$ 667.9**	**$ 619.2**	**$ 604.8**	**$ 584.3**	**$ 582.1**
Series A Preferred Stock (liquidation preference $25.00 per share)	$ 205.7	$ 205.7	$ 205.7	$ 205.7	$ 205.7
Non-controlling interest	$ 0.1	$ 0.1	$ 0.1	$ 0.1	$ 0.1
Common Stockholders' Equity	$ 462.0	$ 413.4	$ 398.9	$ 378.5	$ 376.2
Common Shares Outstanding	49,957,557	48,801,690	48,389,097	47,394,519	47,394,519
Book Value per Common Share Outstanding	**$ 9.25**	**$ 8.47**	**$ 8.24**	**$ 7.99**	**$ 7.94**

* Distributable Earnings (Loss) Before Realized Gains and Losses and Distributable Earnings (Loss) are non-GAAP measures. See definitions in this appendix
Due to rounding, figures may not result in the totals presented

31

($ in thousands) 12/31/2024 3/31/2025 6/30/2025 9/30/2025 ASSETS Loans Held-for-Investment $ 2,097,375 $ 1,937,659 $ 1,823,279 $ 1,713,583 Allowance for credit losses (199,727) (177,282) (151,968) (130,908) Carrying Value $ 1,897,648 $ 1,760,377 $ 1,671,311 $ 1,582,675 LIABILITIES Other liabilities impact* $ 1,303 $ 2,880 $ 3,104 $ 2,735 Total allowance for credit losses $ (201,030) $ (180,162) $ (155,072) $ (133,643) Financial Statements Impact of CECL Reserves 32 • Total allowance for credit losses of $(133.6) million, of which $2.7 million is related to future funding obligations and recorded in other liabilities • Loans reported on the balance sheet are net of the allowance for credit losses ($ in thousands) Q3 2025 Change in allowance for credit losses: Loans held-for-investments $ 21,060 Other liabilities* $ 369 Total change in allowance for credit losses $ 21,429 * Represents estimated allowance for credit losses on unfunded loan commitments

* Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans ** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans Summary of Investment Portfolio 33 ($ in millions) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination** Original Term (Years) Initial LTV at Origination Stabilized LTV at Origination Senior Loans $1,782.8 $1,707.2 $1,569.7 S+3.61% S+3.92% 3.0 69.1% 65.2% Subordinated Loans $13.0 $13.0 $13.0 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average $1,795.8 $1,720.2 $1,582.7 S+3.61% S+3.92% 3.0 68.9% 65.0%

Loan Investment Portfolio

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination**	Original Term (Years)	State	Property Type	Initial LTV at Origination	Stabilized LTV at Origination
Asset 1	Senior	12/19	$109.8	$107.9	$107.6	S+2.80%	S+3.23%	3.0	IL	Multifamily	76.5 %	73.0 %
Asset 2	Senior	10/19	95.0	89.3	89.3	S+2.60%	S+3.05%	3.0	TN	Office	70.2 %	74.2 %
Asset 3	Senior	08/19	93.1	93.1	93.2	S+2.80%	S+3.26%	3.0	MN	Office	73.1 %	71.2 %
Asset 4	Senior	12/18	78.0	70.5	70.6	S+3.90%	S+3.44%	3.0	TX	Office	68.5 %	66.7 %
Asset 5	Senior	10/22	77.3	77.3	77.2	S+4.50%	S+4.61%	2.0	CA	Retail	47.7 %	36.6 %
Asset 6	Senior	06/19	76.8	76.5	76.2	S+3.29%	S+3.05%	3.0	TX	Mixed-Use	71.7 %	72.2 %
Asset 7	Senior	07/19	76.3	76.3	76.1	S+3.74%	S+4.32%	3.0	IL	Retail	70.0 %	64.4 %
Asset 8	Senior	12/19	70.9	70.4	70.4	S+3.50%	S+3.28%	3.0	NY	Office	68.8 %	59.3 %
Asset 9	Senior	12/23	66.3	60.8	60.6	S+5.50%	S+5.65%	2.0	CA	Office	80.0 %	79.2 %
Asset 10	Senior	07/22	54.1	51.6	51	S+2.78%	S+4.25%	3.0	GA	Multifamily	74.5 %	68.2 %
Asset 11	Senior	06/21	53.0	47.8	47.7	S+4.38%	S+4.75%	3.0	GA	Office	68.0 %	69.4 %
Asset 12	Senior	04/22	48.7	46.9	46.3	S+3.41%	S+3.78%	3.0	TX	Multifamily	74.4 %	64.0 %
Asset 13	Senior	03/22	46.9	46.9	46.7	S+3.25%	S+3.64%	3.0	MA	Industrial	67.3 %	60.8 %
Asset 14	Senior	07/21	46.4	46.4	46.2	S+3.72%	S+4.19%	3.0	CT	Office	68.3 %	63.5 %
Asset 15	Senior	08/21	45.8	45.4	45.2	S+3.21%	S+3.53%	3.0	TX	Multifamily	77.8 %	75.2 %
Assets 16-44	Various	Various	$757.4	$713.1	$709.3	S+3.79%	S+4.13%	3.2	Various	Various	66.9 %	62.6 %
Allowance for Credit Losses					$ (130.9)							
Total/Weighted Average			**$1,795.8**	**$1,720.2**	**$1,582.7**	**S+3.61%**	**S+3.92%**	**3.0**			**68.9 %**	**65.0 %**

* Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans

** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans

34

Average Balances and Yields/Cost of Funds 35 Quarter Ended September 30, 2025 ($ in thousands) Average Balance* Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $1,744,602 $32,739 7.5 % Subordinated loans 13,047 267 8.2 % Total loan interest income/net asset yield $1,757,649 $33,006 7.5 % Other - Interest on cash and cash equivalents $714 Total interest income $33,720 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $1,199,831 $22,543 7.5 % Subordinated loans 9,077 192 8.5 % Real estate owned $33,491 $689 8.2 % Total interest expense/cost of funds $1,242,399 $23,424 7.5 % Net interest income/spread $10,296 — % * Average balance represents average amortized cost on loans held-for-investment

Condensed Consolidated Balance Sheets 36 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) September 30, 2025 December 31, 2024 ASSETS (unaudited) Loans held-for-investment $ 1,713,583 $ 2,097,375 Allowance for credit losses (130,908) (199,727) Loans held-for-investment, net 1,582,675 1,897,648 Cash and cash equivalents 62,690 87,788 Restricted cash 11,213 26,682 Real estate owned, net 98,286 42,815 Accrued interest receivable 7,604 8,668 Other assets 43,377 51,514 Total Assets $ 1,805,845 $ 2,115,115 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 438,121 597,874 Securitized debt obligations 677,084 788,313 Secured credit facility 79,274 86,774 Dividends payable 6,164 6,238 Other liabilities 23,091 16,699 Total Liabilities 1,223,734 $ 1,495,898 Stockholders’ Equity 7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share; 11,500,000 shares authorized, and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common Stock, par value $0.01 per share; 450,000,000 shares authorized, and 47,394,519 shares and 48,801,690 issued and outstanding, respectively 474 488 Additional paid-in capital 1,194,607 1,195,823 Cumulative earnings (156,899) (139,556) Cumulative distributions to stockholders (456,278) (437,745) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 581,986 619,092 Non-controlling interests 125 125 Total Equity 582,111 619,217 Total Liabilities and Stockholders’ Equity $ 1,805,845 $ 2,115,115

Condensed Consolidated Statements of Comprehensive (Loss) Income 37 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 33,006 $ 43,031 $ 100,357 $ 141,878 Cash and cash equivalents 714 1,266 2,310 4,953 Total interest income 33,720 44,297 102,667 146,831 Interest expense: Repurchase facilities 8,852 17,365 31,327 57,424 Securitized debt obligations 12,178 16,521 37,462 52,939 Secured credit facility 2,394 2,753 7,497 8,156 Total Interest Expense 23,424 36,639 76,286 118,519 Net interest income 10,296 7,658 26,381 28,312 Other income (loss): Revenue from real estate owned operations 3,620 3,792 10,467 6,045 (Provision for) Benefit from credit losses 1,643 (27,911) (13,111) (164,219) Gain/(loss) on real estate owned — — 301 — Gain (loss) on extinguishment of debt — — — (786) Total other (loss) 5,263 (24,119) (2,343) (158,960) Expenses: Compensation and benefits 4,067 5,375 15,556 16,083 Servicing expenses 862 1,197 2,710 3,971 Expenses from real estate owned operations 5,776 4,827 15,507 8,822 Other operating expenses 1,757 3,166 7,477 8,695 Total expenses 12,462 14,565 41,250 37,571 (Loss) income before income taxes 3,097 (31,026) (17,212) (168,219) (Benefit from) provision for income taxes 62 (2) 131 (4) Net (loss) income 3,035 (31,024) (17,343) (168,215) Dividends on preferred stock 3,600 3,600 10,801 10,800 Net (loss) income attributable to common stockholders $ (565) $ (34,624) $ (28,144) $ (179,015) Basic (loss) earnings per weighted average common share $ (0.01) $ (0.69) $ (0.59) $ (3.53) Diluted (loss) earnings per weighted average common share $ (0.01) $ (0.69) $ (0.59) $ (3.53) Dividends declared per common share $ 0.05 $ 0.05 $ 0.15 $ 0.25 Weighted average number of shares of common stock outstanding: Basic 47,394,519 50,526,492 48,026,438 50,736,066 Diluted 47,394,519 50,526,492 48,026,438 50,736,066 Net (loss) income attributable to common stockholders $ (565) $ (34,624) $ (28,144) $ (179,015) Comprehensive (loss) income $ (565) $ (34,624) $ (28,144) $ (179,015)

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2024, and for all subsequent reporting periods ending on or after December 31, 2024, we have elected to present Distributable Earnings (Loss), a non-GAAP measure, as a supplemental method of evaluating our operating performance. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income to stockholders, subject to certain distribution requirements. Distributable Earnings (Loss) is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay dividends on our common stock, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings (Loss) on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business ▪ For reporting purposes, we define Distributable Earnings (Loss) as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income (loss) for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income (loss) for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings (Loss) may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings (Loss) only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments Distributable Earnings (Loss) 38

▪ While Distributable Earnings (Loss) excludes the impact of the unrealized non-cash current provision for (benefit from) credit losses, we expect to only recognize such potential credit losses in Distributable Earnings (Loss) if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings (Loss) will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended September 30, 2025, we recorded provision for (benefit from) credit losses of $(1.6) million, which has been excluded from Distributable Earnings (Loss), consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable earnings (Loss) referenced on slide 31. During the three months ended September 30, 2025, we recorded $(2.2) million, in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings (loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced on slide 31 ▪ Distributable Earnings (Loss) does not represent Net (loss) income attributable to common stockholders or cash flow from operating activities and should not be considered as an alternative to GAAP Net (loss) income attributable to common stockholders, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings (Loss) may not be comparable to the Distributable Earnings (Loss) reported by other companies ▪ We believe it is useful to our stockholders to present Distributable Earnings (Loss) Before Realized Gains and Losses, a non-GAAP measure, to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable Earnings (Loss) and Distributable Earnings (Loss) Before Realized Gains and Losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers Distributable Earnings (Loss) (cont’d) 39

Other Definitions 40 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications Fundings ▪ Increases in a loan’s principal balance, including new originations, fundings on loan commitments, upsizings, capitalized deferred interest, paid-in-kind (PIK) interest and short-sales with loan assumptions Net (loss) Attributable to Common Stockholders ▪ GAAP net (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock Initial LTV at Origination ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal Stabilized LTV at Origination ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies Non-MTM ▪ Non-mark-to-market Original Term (Years) ▪ The term of the loan through the initial maturity date at origination. Does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable Recourse Leverage Ratio ▪ Borrowings outstanding on repurchase facilities and secured credit facility, less cash, divided by total stockholders’ equity REO ▪ Real estate owned Repayments ▪ Reductions in a loan’s principal balance, including full loan repayments, partial loan repayments, principal amortization, cost-recovery for non-accrual loans and capitalized deferred interest repayments

Other Definitions (cont’d) 41 Resolutions ▪ Reductions in a loan’s principal balance, including discounted payoffs, loan sales related to collateral dependent loans, REO conversions and write-offs Senior Loans ▪ A loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans Total Leverage Ratio ▪ Borrowings outstanding on repurchase facilities, secured credit facility and CLO’s, less cash, divided by total stockholders’ equity Write-offs ▪ The portion of the unpaid principal balance of a loan that the Company charges off. Write-offs typical occur with loan resolutions but may occur should a loan that is not collateral dependent be modified with an agreed on unpaid principal balance reduction

Company Information 42 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes For more information regarding Granite Point, visit www.gpmtreit.com Contact Information: Corporate Headquarters: 1114 Avenue of the Americas, Suite 3020 New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Citizens Chris Muller (212) 906-3517 UBS Doug Harter (212) 882-0080 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Gabe Poggi (571) 227-9641 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.